UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

TUATARA CAPITAL ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40049	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Third Avenue, 8th Floor
New York, New York, 10017
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 460-7522

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares, par value $0.0001 per share	TCAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TCACW	The Nasdaq Stock Market LLC

Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TCACU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Notes and Warrants Purchase Agreement

On April 29, 2022 (the “Signing Date”), Tuatara Capital Acquisition Corporation, a Cayman Islands exempted company (the “Company” or “TCAC”), entered into a securities purchase agreement (the “Notes and Warrants Purchase Agreement”) to sell up to (i) a total of $22 million of 6% Senior Secured Original Issue Discount Convertible Notes due 2024 (the “Notes”) and (ii) a number of warrants equal to one-half of the principal of the Notes divided by the volume weighted average price (“VWAP”) on the trading day prior to the closing date of such sale (the “Warrants”) in a private placement with the purchasers party thereto (the “Investors”). The Notes will be convertible at the option of the holders beginning at the earlier of (i) the date of effectiveness of the Resale Registration Statement (as defined below) or (ii) one year after the issuance of the First Tranche Closing Date (as defined below) at an initial conversion share price of $12.00 per share, bearing an interest rate of 6% per annum and commencing amortization after six months which may be settled in cash or shares of common stock, subject to certain conditions, at the option of the Company. Each Warrant will be exercisable for shares of the Company’s common stock at an exercise price of $12.00 per share.

The Notes and Warrants will be sold in two tranches: the first tranche will be for a total of $17,000,000 (of which $11,000,000 is subscribed to as of the date hereof) of principal amount of Notes and the number of Warrants to be calculated pursuant to clause (ii) in the preceding paragraph in exchange for a total of $15,454,545 (of which $10,000,000 is confirmed based on the subscriptions as of the date hereof); the second tranche will be for a total of $5,000,000 principal amount of Notes and the number of Warrants to be calculated pursuant to clause (ii) in the preceding paragraph in exchange for a total of $4,545,454. The first tranche will close upon completion of the merger (the “Merger”) as contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2022, by and among the Company, HighJump Merger Sub, Inc. and SpringBig, Inc. (“SpringBig”) and satisfaction of the closing conditions in the Notes and Warrants Purchase Agreement (such date, the “First Tranche Closing Date”), and the second tranche will close 60 days after the effective date of the Resale Registration Statement (as defined below) or at such as time as is agreed between the Company and the Investors (such date, the “Second Tranche Closing Date”).

The Notes will be secured against substantially all the assets of the Company and each material subsidiary will guarantee the Notes.

Terms of the Notes and Warrants Purchase Agreement

The terms of the Notes and Warrants Purchase Agreement contains customary representations and warranties, indemnification, and other covenants of the Company and the Investors, as well as the following material terms:

Registration Rights. The Company will enter into a registration rights agreement at the First Tranche Closing Date where the Company agrees to grant the Investors certain registration rights in which they will agree that, no later than 20 days from the First Tranche Closing Date, the Company shall prepare and file a Registration Statement (the “Resale Registration Statement”) with the United States Securities and Exchange Commission (the “Commission”) covering the resale of all of the shares of the Company’s common stock underlying the Notes and the Warrants. The Company shall cause such Resale Registration Statement to become effective within 75 days from the First Tranche Closing Date.

Future Financing Participation Right. Subject to certain exceptions, for a period of 18 months from the First Tranche Closing Date, the Investors shall have the right to participate in up to 30% of future financings by the Company undertaken during that period.

Prohibited Transactions. From the Signing Date until the effective date of the Resale Registration Statement, the Company shall not issue, enter into an agreement to issue or announce the issuance of any shares of common stock or securities convertible, exercisable or exchangeable for common stock. From the Signing Date until the repayment of the Notes, the Company shall not (i) enter into any equity line, at-the-market, or similar agreement for an offering of shares of its common stock (other than the Facility as defined below), nor (ii) issue or agree to issue any transactions that qualify as “variable rate transactions,” except for the Facility (described below).

Share Reserve. The Company shall at all times keep authorized and reserved and available for issuance, free of preemptive rights, a number of shares of common stock equal to three times the number of shares of common stock issuable upon conversion of the Notes and the Warrants.

Termination. The Notes and Warrants Purchase Agreement may be terminated by the Investors or the Company by written notice to the Company or the Investors, as applicable, after three months following the Signing Date if the first tranche has not closed.

The foregoing description of the Notes and Warrants Purchase Agreement is qualified in its entirety by reference to the full text of the Notes and Warrants Purchase Agreement attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Common Stock Purchase Agreement

On April 29, 2022, the Company entered into a Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”) with CF Principal Investments LLC (“Cantor”) related to a committed equity facility (the “Facility”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, after the closing of the Merger, from time to time at its option to sell to Cantor up to $50 million in aggregate gross proceeds of newly issued common stock subject to certain conditions and limitations set forth in the Common Stock Purchase Agreement. While there are distinct differences, the Facility is structured similarly to a traditional at-the-market equity facility, insofar as it allows the Company to raise primary equity capital on a periodic basis outside the context of a traditional underwritten follow-on offering.

Sales of shares of the Company’s common stock to Cantor under the Common Stock Purchase Agreement, and the timing of any sales, will be determined by the Company from time to time in its sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of the common stock and determinations by the Company regarding the use of proceeds of such common stock. The net proceeds from any sales under the Common Stock Purchase Agreement will depend on the frequency with, and prices at, which the shares of common stock are sold to Cantor. The Company expects to use the proceeds from any sales under the Common Stock Purchase Agreement for working capital and general corporate purposes.

Upon the initial satisfaction of the conditions to Cantor’s obligation to purchase common stock set forth in the Common Stock Purchase Agreement (the “Commencement”), including that a registration statement registering the resale by Cantor of the common stock under the Securities Act of 1933, as amended (the “Securities Act”), purchased pursuant to the Common Stock Purchase Agreement (the “Cantor Resale Registration Statement”) is declared effective by the Commission and a final prospectus relating thereto is filed with the Commission, the Company will have the right, but not the obligation, from time to time at its sole discretion until no later than the first day of the month next following the 36-month period from and after the date that the Cantor Resale Registration Statement is declared effective, to direct Cantor to purchase up to a specified maximum amount of common stock as set forth in the Common Stock Purchase Agreement by delivering written notice to Cantor prior to the commencement of trading on any trading day. The purchase price of the common stock that the Company elects to sell to Cantor pursuant to the Common Stock Purchase Agreement will be 97% of the VWAP of the common stock during the applicable purchase date on which the Company has timely delivered written notice to Cantor directing it to purchase common stock under the Common Stock Purchase Agreement.

In connection with the execution of the Common Stock Purchase Agreement, the Company agreed to issue a number of shares of common stock equal to the quotient obtained by dividing (i) $1,500,000 and (ii) the VWAP over the five trading days immediately preceding the filing of the Cantor Resale Registration Statement to Cantor as consideration for its irrevocable commitment to purchase the common stock upon the terms and subject to the satisfaction of the conditions set forth in the Common Stock Purchase Agreement. In addition, pursuant to the Common Stock Purchase Agreement, the Company has agreed to reimburse Cantor for certain expenses incurred in connection with the Facility. The Common Stock Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations by each party. The representations, warranties and covenants contained in the Common Stock Purchase Agreement were made only for the purposes of the Common Stock Purchase Agreement and as of specific dates, were solely for benefit of the parties to such agreement and are subject to certain important limitations.

The Company has the right to terminate the Common Stock Purchase Agreement at any time after the Commencement, at no cost or penalty upon 10 trading days’ prior written notice.

The foregoing description of the Common Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Common Stock Purchase Agreement attached to this Current Report on Form 8-K as Exhibit 10.2, which is incorporated herein by reference.

Registration Rights Agreement

On April 29, 2022, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Cantor related to the Facility. Pursuant to the Registration Rights Agreement, the Company has agreed to provide Cantor with certain registration rights with respect to the common stock issued in connection with the Common Stock Purchase Agreement and the Facility.

The Company has agreed to file the Cantor Resale Registration Statement within 30 days after the closing of the Merger and shall use its commercially reasonable efforts to cause Cantor Resale Registration Statement declared effective by the Commission as soon as reasonably practicable, but no later than the fifth business day after the date that the Company received notice from the SEC and the Financial Industry Regulatory Authority, Inc., that they will not review the Cantor Resale Registration Statement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached to this Current Report on Form 8-K as Exhibit 10.3, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02. The Notes, Warrants and common stock to be issued in connection with the Notes and Warrants Purchase Agreement and the Common Stock Purchase Agreement will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure

Press Release

On May 2, 2022, the Company issued a press release announcing certain previously disclosed changes to the deal terms of the Merger and the entry into the Notes and Warrants Purchase Agreement, Common Stock Purchase Agreement and Registration Rights Agreement. Such press release is being furnished as Exhibit 99.1 hereto, and shall not be deemed “filed” for the purses of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to the Form 8-K in such filing.

Additional Information and Where to Find It

TCAC has filed with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus relating to the Business Combination, which will be mailed to its shareholders once definitive. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. TCAC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about TCAC, SpringBig and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of TCAC as of a record date to be established for voting on the Business Combination. Shareholders of TCAC will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Tuatara Capital Acquisition Corporation, 655 Third Avenue, 8th Floor New York, New York 10017.

Participants in the Solicitation

TCAC and its directors and executive officers may be deemed participants in the solicitation of proxies from TCAC’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in TCAC is contained in TCAC’s registration statement on Form 10-K, which was filed with the SEC on December 31, 2021 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Tuatara Capital Acquisition Corporation, 655 Third Avenue, 8th Floor New York, New York 10017. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available.

SpringBig and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of TCAC in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or TCAC’s or SpringBig’s future financial or operating performance. For example, statements about the expected timing of the completion of the Business Combination, the benefits of the Business Combination, the competitive environment, and the expected future performance (including future revenue, pro format enterprise value, and cash balance) and market opportunities of SpringBig are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by TCAC and its management, and SpringBig and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against TCAC, SpringBig, the combined company or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of TCAC or to satisfy other conditions to closing, including the satisfaction of the minimum trust account amount following any redemptions; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of SpringBig as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that SpringBig or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the limited operating history of SpringBig; (12) the SpringBig business is subject to significant governmental regulation; (13) the SpringBig business may not successfully expand into other markets; (14) the recent coronavirus (COVID-19) pandemic and its impact on business and debt and equity markets; (15) operating a business in the cannabis industry; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in TCAC’s Registration Statement on Form 10-K, which was filed with the SEC on December 31, 2021, and which will be set forth in a Registration Statement on Form S-4 to be filed by TCAC with the SEC in connection with the Business Combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither TCAC nor SpringBig undertakes any duty to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*#	Securities Purchase Agreement, dated April 29, 2022, among Tuatara Capital Acquisition Corporation, and the purchasers party thereto
10.2*#	Common Stock Purchase Agreement, dated April 29, 2022, between Tuatara Capital Acquisition Corporation and CF Principal Investments LLC
10.3	Registration Rights Agreement, dated April 29, 2022, between Tuatara Capital Acquisition Corporation and CF Principal Investments LLC
99.1	Press Release of Tuatara Capital Acquisition Corporation, dated May 2, 2022
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 104.

*	Portions of the exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K because they are both (i) not material and (ii) contain personal information.

#
Certain exhibits and schedules have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUATARA CAPITAL ACQUISITION CORPORATION

	By:	/s/ Albert Foreman
		Name:	Albert Foreman
		Title:	Chief Executive Officer

Dated: May 2, 2022